Exhibit 10.1

SHARE EXCHANGE AGREEMENT

By and among

fUSE GROUP HOLDING, INC.

and

FUSE PROCESSING, INC.

and

CHOO KEAM HUI

and

TIA CHAI TECK

and

GOH HAU GUAN

and

LIM HUI SING

and

TEH BOON NEE

Dated as of February 9, 2021

SHARE EXCHANGE AGREEMENT

SHARE EXCHANGE AGREEMENT dated as of February 9, 2021 (this “Agreement”), by and among Fuse Group Holding, Inc., a Nevada corporation with its principal office at 805 W. Duarte Road, Suite 102, Arcadia, California (“Fuse Holding”), Fuse Processing, Inc., a California corporation with its principal office at 805 W. Duarte Road, Suite 102, Arcadia, California (“Fuse Processing”), Choo Keam Hui, Malaysian Passport Number A54089__, having an address at Jalan 9/155B, Taman Esplanad, Bukit Jalil, 57000 Kuala Lumpur, Malaysia (“Hui”), Goh Hau Guan, Malaysian Passport Number 40117__, having an address at Seri Kuchai Lama, Jalan Kuchai Maju 12, 58200 Kuala Lumpur, Malaysia (“Guan”), Lim Hui Sing, Malaysian Passport Number A51360__, having an address at Jalan Du 4/7, Taman Damai Utama, Kinrara Residence 47180 Puchong, Selangor, Malaysia (“Sing”), Teh Boon Nee, Malaysian Passport Number A38199__, having an address at Menara Avenue Residences,189 Jalan Tun Razak 50400.Kuala Lumpur. Malaysia (“Nee”), and Tia Chai Teck, Malaysian Passport Number A53630__, having an address at Wangsa 9 Residency, Jalan Wangsa Perdana 1, Wangsa Maju, 53300 Kuala Lumpur, Malaysia (“Teck” and hereinafter collectively with Hui, Nee, Guan, and Sing, “Mexican Sellers” and, collectively with Fuse Holding and Fuse Processing, the “Parties” and, each individually, a “Party”). Capitalized terms not otherwise defined shall have the meanings set forth below.

WHEREAS, Mexican Sellers own all of the outstanding shares and other equity interests, if any, in Portafolio en Investigacion Ambiental S.A. de C.V., a Mexican company having its principal address at Monte Azul No. 8, Jesus del Monte, C.P. 05250 Cuajimalpa, Cuidad de Mexico (the “Company”);

WHEREAS, Mexican Sellers are willing to transfer to Fuse Processing all of the shares of the Company on the terms and conditions set forth herein;

WHEREAS, Fuse Processing is a wholly-owned subsidiary of Fuse Holding; and.

WHEREAS, Fuse Holding is willing to issue and transfer to the Mexican Sellers 14,285,715 new shares in Fuse Holding on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound, the Parties agree as follows:

Purchase and Sale; Closing

1.1. Purchase and Sale of Fuse Shares. Upon the terms and conditions set forth herein, Fuse Holding will authorize and issue and, at the Closing, will sell, convey, assign, transfer and deliver to Mexican Sellers, and each of them equal share of 14,285,715 shares of Fuse Holding (the “Fuse Shares”) as listed in Exhibit A, free and clear of all encumbrances, and Mexican Sellers, and each of them, pro rata, will purchase, acquire and accept from Fuse Holding his or her pro rata share of 14,285,715 Fuse Shares as listed in Exhibit A. Fuse Holding will deliver stock certificates representing Fuse Shares, pro rata, to each of the Mexican Sellers in his or her name.

1.2. Purchase and Sale of Company Shares. At the Closing, the Mexican Sellers, and each of them, shall assign, sell, and deliver to Fuse Processing, his or her pro rata share of all of the outstanding shares and other equity interests, if any, of the Company, free and clear of any and all encumbrances (the “Company Shares”). The Mexican Sellers, and each of them, shall deliver to Fuse Holding the Company Shares in form sufficient to legally effect the transfer, including endorsement as provided on certificates of the Company Shares, if any, or execution and delivery of an Assignment Separate from Share Certificates substantially in the form attached as Exhibit B.

1.3. Closing. The closing (the “Closing”) of the purchase and sale of the Fuse Shares and the Company Shares (the “Transaction”) shall take place at such time and place as the Parties may designate and may include a remote closing at which all of the Parties may not be present. The “Closing Date” shall be the date upon which the Closing occurs.

1.4. Restricted Shares. The Mexican Sellers hereby acknowledge that the Fuse Shares are not registered with SEC and shall be restricted and may not be sold, transferred, exchanged, pledged, redeemed or otherwise disposed of for the holding period required in accordance with the requirement of Regulation S and Rule 144.

ARTICLE II

Representations and Warranties

2.1. Representations and Warranties of Mexican Sellers. Mexican Sellers, and each of them, jointly and severally, hereby represent and warrant to each of Fuse Holding and Fuse Processing, as of the date hereof and as of the Closing Date, as follows:

(a) Organization and Good Standing; Due Diligence. The Company has been duly organized, is validly existing, and is in good standing under the laws of the United Mexican States and has the right to conduct its business as currently conducted. Prior to the date hereof, Fuse Holding and Fuse Processing have been provided with access to complete and correct copies of the Company’s organizational documents and other books and records of the Company, including contracts for the purchase of the Company’s output, as well as permitted physical inspection of the Company’s properties, including its mining properties.

(b) Authorization. Mexican Sellers, and each of them, have all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transaction. The execution and delivery by Mexican Sellers, and each of them, of this Agreement, the performance of its obligations hereunder, and the consummation by Mexican Sellers, and each of them, of the Transaction have been duly authorized by all necessary action of Mexican Sellers, and each of them.

(c) No Conflicts. The execution and delivery of this Agreement by Mexican Sellers, and each of them, the performance of its obligations hereunder and the consummation of the Transaction, will not constitute or result in a breach or violation of, or a default under, (i) the Company’s organizational documents or (ii) any contract of the Company or any Mexican Seller.

(d) Capitalization. The authorized capital stock of the Company consists solely of shares of common stock. The Company Shares represent all shares of the Company issued and outstanding. All of the Company Shares (A) have been duly authorized and validly issued, (B) are fully paid and nonassessable, and (C) were issued in compliance with all applicable laws concerning the issuance of securities, including laws of the United Mexican States. There are no other equity interests of Mexican Sellers, or any of them, issued, authorized, or outstanding and there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or other commitments of the Company or the Mexican Sellers, or any of them, of any character outstanding.

(e) Litigation. There is no civil, criminal, or administrative action, suit, demand, claim or hearing, or proceeding or investigation pending or threatened against the Company or any Mexican Seller.

(f) Taxes. All tax returns required to be filed by, or on behalf of, or with respect to, the Company have been timely filed.

(g) Intellectual Property. All intellectual property owned or held exclusively by the Company is exclusively owned or held (beneficially and of record, where applicable) by the Company and the Company has not infringed, misappropriated, or otherwise violated the intellectual property rights of any third party.

(h) Mining and Other Assets. All other assets, including without limitation all mining assets ((i) Mine “PONDEROSA” mine, protected under mining title number 236633, with an area of 150 hectares, located in Culiacán, Sinaloa, Mexico; (ii) Mine "ESPERANZA I", protected under title 241176, with an area of 250 hectares, located in Durango, Durango, Mexico; (iii) Mine “BRENDA”, protected under title 240846, with an area of 381,1400 hectares, located in the state of Sinaloa, Mexico; (iv) Mine "PINA", protected under title 245073, with an area of 100 hectares, located in Culiacán, Sinaloa, Mexico; and (v) Mine “AMPMOR”, protected under title 244765, with an area of 99 hectares, located in Culiacán, Sinaloa, Mexico), are owned exclusively by the Company, free and clear of any encumbrances.

(i) Consents and Approvals; No Violations. Neither the execution and delivery of this Agreement by Mexican Sellers, or any of them, nor the consummation by Mexican Sellers, or any of them, of the Transaction, will (a)  result in a violation or breach of, or constitute a default under, or require any consent or advance notice under, any indenture, license, contract, agreement or other instrument or obligation to which the Company or any Mexican Seller is a party or by which any of them or any of their respective properties or assets are bound or to which they are subject, (b) violate any order, writ, injunction, decree, statute, rule or regulation that is currently in effect (collectively, “Laws” and, individually, a “Law”) applicable to the Company, the Mexican Sellers, or any of them, or any of their respective properties or assets, or (c) require the Company, the Mexican Sellers, or any of them, to obtain any permit, authorization, consent, or approval of, any governmental or regulatory authority, domestic or foreign.

(j) Financial Statements. Copies of the financial statements of the Company prepared in accordance with applicable financial standards and accurately reflecting the financial condition of the Company have been made available to Fuse Holding and Fuse Processing.

(k) Environmental Rules and Regulations. The Company is in compliance with all applicable rules and regulations affecting the environment, including without limitation having no materials considered to be environmentally hazardous under applicable rules and regulations. None of the Company’s mining assets is in violation of any applicable rule or regulation, including rules and regulations of the United Mexican States governing protection of the environment and other environmental matters.

(l) Absence of Undisclosed Liabilities. Except for liabilities relating to continuing obligations (excluding any current or accrued payment obligation) previously disclosed to Fuse Holding, the Company has no material liabilities that have accrued or will have accrued as of the Closing Date.

(m) Permits and Licenses. The Company holds all permits, licenses and authorizations necessary to the conduct of its business, including without limitation, its mining operations. Each such permit, license, or other authorization is in full force and effect and no event has occurred that constitutes, or that with the giving of notice or the passage of time or both would constitute, a material default by the Company or any other person under any of such permits, licenses, or other authorizations.

(n) Labor and Employment Matters. The Company is in compliance with all applicable laws and regulations governing labor and employment matters.

(o) Enforceability. This Agreement is a legal, valid, and binding obligation of the Mexican Sellers, and each of them, fully enforceable against the Mexican Sellers, and each of them, in accordance with its terms, subject to any applicable exceptions under bankruptcy law or laws governing creditors’ rights generally.

(p) Title, Ownership and Related Matters. The real property interests of the Company as described to Fuse Holding, including the mining properties, constitutes all of the real property and mining interests of the Company and (i) there are no pending or threatened condemnation, expropriation, or taking proceedings against the real property and mining interests of the Company; and (ii) there are no outstanding options or rights of first refusal to purchase or lease the real property and mining interests of the Company, or any portion thereof or interest therein.

(q) Investment Representations.

a. The Fuse Shares will be acquired hereunder by each of the Mexican Sellers solely for his or her own account, for investment, and not with a view to the resale or distribution thereof.

b. Each of the Mexican Sellers is aware that an investment in Fuse Holding is highly speculative and that there can be no assurance as to what, if any, return the Mexican Sellers may realize in connection with the Transaction. Each of the Mexican Sellers is aware of the Fuse Holding’s business affairs, business plans and financial condition, and has made his or her own evaluation of the merits and risks of the proposed Transaction and of the advisability of the Transaction. Each of the Mexican Sellers is aware that investment in Fuse Holding is subject to a high degree of risk that could result in the loss of his or her investment in part or in whole.

c. Each of the Mexican Sellers has experience as an investor in securities of companies and acknowledges that he or she is able to fend for him or herself, can bear the economic risk of his or her investment in the Fuse Shares and has such knowledge and experience in financial or business matters that he or she is capable of evaluating the merits and risks of, and protecting his or her own interests in connection with, the Transaction and his or her investment in the Fuse Shares.

d. Each of the Mexican Sellers has had full access to all of the information he or she considers necessary or appropriate to make an informed investment decision with respect to the Fuse Shares to be acquired under this Agreement. Each of the Mexican Sellers further has had an opportunity to ask questions and receive answers from Fuse Holding and to obtain additional information necessary to verify any information furnished to him or her or to which he or her had access. Each of the Mexican Sellers has had access to Fuse Holding’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding Fuse Holding that he or she has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Fuse Shares.

e. Each of the Mexican Sellers is not acquiring the Fuse Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the United States Securities Act of 1933, as amended (“1933 Act”), as amended.

f. The principal residence or place of business for each of the Mexican Sellers is located at the address indicated on the signature page or exhibit hereto.

g. Each of the Mexican Sellers has the status:

(i) By marking “Yes” next to “U.S. Person” on the signature page of this Agreement, each of the Mexican Sellers hereby agrees and acknowledges that (1) he or she is a “U.S. Person” (as defined below) and/or (2) he or she was in the United States (as defined below) at the time he or she was offered the Fuse Shares or on the date hereof.

(ii) By marking “No” next to “U.S. Person” on the signature page of this Agreement, each of the Mexican Sellers hereby agrees and acknowledges that (1) he or she is not a “U.S. Person” and (2) he or she was not in the United States at the time he or she was offered the Fuse Shares or on the date hereof.

For the purpose of this Agreement, a “U.S. Person” means:

(A) Any natural person resident in the United States;

(B) Any partnership or corporation organized or incorporated under the laws of the United States;

(C) Any estate of which any executor or administrator is a U.S. person;

(D) Any trust of which any trustee is a U.S. person;

(E) Any agency or branch of a foreign entity located in the United States;

(F) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; or

(H) Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investor(s) (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act) who are not natural persons, estates or trusts.

“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(iii) Each of the Mexican Sellers understands that no action has been or will be taken in any jurisdiction by Fuse Holding that would permit the public offering or resale of the Fuse Shares in any country or jurisdiction where action for that purpose is required.

(iv) If any of the Mexican Sellers is not a U.S. Person, he or she represents and warrants that he or she is not purchasing the Fuse Shares for the account or benefit of any U.S. Person, except in accordance with one or more available exemptions from the registration requirements of the 1933 Act or in a transaction not subject thereto.

(v) If any of the Mexican Sellers is not a U.S. Person, he or she will make all subsequent offers and sales of the Fuse Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the 1933 Act; or (z) pursuant to an available exemption from registration under the 1933 Act. Specifically, each of the Mexican Sellers will not resell the Fuse Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the date when the Fuse Shares are earned according to this Agreement and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the 1933 Act or an exemption from registration under the 1933 Act.

(vi) Neither the Mexican Sellers nor any person acting on behalf of the Mexican Sellers, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Fuse Shares at any time after the date when the Fuse Shares are earned according to this Agreement through the Distribution Compliance Period except in compliance with the 1933 Act.

(vii) Each of the Mexican Sellers agrees that he or she will not resell the Fuse Shares except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes thereto), pursuant to a registration statement under the 1933 Act, or pursuant to an available exemption from registration.

h. Each of the Mexican Sellers hereby agrees that the Fuse Shares, upon issuance, shall bear the following or similar legend, if applicable at the time:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

(r) Brokers’ Fees. Each of the Mexican Sellers has no liability to pay any fees or commissions or other consideration to any broker, finder, or agent with respect to the transactions contemplated by this Agreement

      2.2 Representations and Warranties of Fuse Holding. Fuse Holding hereby represents and warrants to the Mexican Sellers, and each of them, as follows:

     (a) Organization and Good Standing. Fuse Holding has been duly organized, is validly existing and is in good standing under the laws of the State of Nevada, United States of American, and has the right to conduct its business as currently conducted. Prior to the date hereof, the Mexican Sellers, and each of them, have been provided with access to complete and correct copies of Fuse Holding’s organizational documents as well as its other books and records.

(b) Authorization. Fuse Holding has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Transaction. The execution and delivery by Fuse Holding of this Agreement, the performance of its obligations hereunder, and the consummation of the Transaction by Fuse Holding have been duly authorized by all necessary action of Fuse Holding.

(c) No Conflicts. The execution and delivery of this Agreement by Fuse Holding, the performance of its obligations hereunder, and the consummation of the Transaction, will not constitute or result in a breach or violation of, or a default under, (i) Fuse Holding’s organizational documents or (ii) any contract of Fuse Holding.

(d) Capitalization. Prior to the Closing Date, Fuse Holding will authorize and issue 14, 285, 715 shares, all of which shall be available for sale and delivery, pro rata, to each Mexican Seller.

(e) Litigation. There is no civil, criminal, or administrative action, suit, demand, claim or hearing, or, to the knowledge of the Fuse Holding, proceeding or investigation pending or threatened against Fuse Holding.

(f) Taxes. All tax returns required to be filed by, for on behalf of, or with respect to, Fuse Holding have been timely filed.

(g) Intellectual Property. All intellectual property owned or held exclusively by Fuse Holding is exclusively owned or held (beneficially and of record, where applicable) by Fuse Holding and Fuse Holding has not infringed, misappropriated, or otherwise violated the intellectual property rights of any third party.

(h) Fuse Holding Assets. All assets held by Fuse Holding are owned exclusively by Fuse Holding, free and clear of any encumbrances.

(i) Consents and Approvals; No Violations. Neither the execution and delivery of this Agreement by Fuse Holding, nor the consummation by Fuse Holding of the Transactions, will (a)  result in a violation or breach of, or constitute a default under, or require any consent or advance notice under, any indenture, license, contract, agreement, or other instrument or obligation to which Fuse Holding is a party or by which any of its properties or assets are bound or to which they are subject, (b) violate any order, writ, injunction, decree, statute, rule, or regulation that is currently in effect (collectively, “Laws” and, individually, a “Law”) applicable to Fuse Holding or any of its respective properties or assets, or (c) require Fuse Holding to obtain any permit, authorization, consent, or approval of, any governmental or regulatory authority, domestic or foreign.

(j) Financial Statements. Copies of the financial statements of Fuse Holding prepared in accordance with applicable financial standards and accurately reflecting the financial condition of Fuse Holding have been made available to the Mexican Sellers, and each of them.

(k) Environmental Rules and Regulations. Fuse Holding is in compliance with all applicable rules and regulations affecting the environment, including without limitation having no materials considered to be environmentally hazardous under applicable rules and regulations.

(l) Absence of Undisclosed Liabilities. Except for liabilities relating to continuing obligations (excluding any current or accrued payment obligation) or disclosed in the reports filed with U.S. Securities and Exchange Commission (“SEC”), Fuse Holding has no material liabilities that have accrued or will have accrued as of the Closing Date.

(m) Permits and Licenses. Fuse Holding holds all permits, licenses, and authorizations necessary to the conduct of its business. Each such permit, license, or other authorization is in full force and effect and no event has occurred that constitutes, or that with the giving of notice or the passage of time or both would constitute, a material default by Fuse Holding or any other person under any of such permits, licenses, or other authorizations.

(n) Labor and Employment Matters. Fuse Holding is in compliance with all applicable laws and regulations governing labor and employment matters.

(o) Enforceability. This Agreement is a legal, valid, and binding obligation of Fuse Holding, fully enforceable against Fuse Holding in accordance with its terms, subject to any applicable exceptions under bankruptcy law or laws governing creditors’ rights generally.

ARTICLE III

Covenants

3.1. Expenses. Except as otherwise specifically provided in this Agreement, each of the Parties shall bear his, her, or its respective expenses, costs and fees (including attorneys’, auditors’ and financing fees, if any) in connection with the Transaction.

3.2. Further Action.

(a) Subject to the terms and conditions hereof, each of the Parties shall use reasonable best efforts to, take or cause to be taken, all appropriate action to do or cause to be done all things necessary, proper, or advisable under applicable law and to execute and deliver such documents and other papers, as may be required to carry out the provisions hereof and consummate the Transaction.

(b) From the date hereof until the Closing Date, Mexican Sellers shall provide Fuse Holding and its representatives full access to the books and records of the Company and Fuse shall provide the Mexican Sellers, and each of them, full access to the books and records of Fuse Holding.

(c) Prior to the Closing, the Mexican Sellers shall cause the Company shall conduct and maintain its business in the ordinary course and in no less manner as prior to this Agreement and Fuse Holding will do the same for itself.

(d) The Mexican Sellers agree to forever cancel and discharge any indebtedness owed to such seller by the Company or any of its subsidiaries, both principal and interest, along with any charges, costs, sums and any other amounts associated therewith.

ARTICLE IV

Conditions

4.1. Conditions to Obligations of Fuse Holding. The obligations of Fuse Holding to effect the Transaction are subject to the satisfaction or waiver by Fuse Holding at or prior to the Closing of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Mexican Sellers set forth herein shall be true and correct in all material respects (A) on the date hereof and (B) at the Closing.

(b) Performance of Obligations of Mexican Sellers. Mexican Sellers shall have performed in all material respects their obligations set forth in Section 3.2 (b), (c) and (d) above.

4.2. Condition to Obligations of Mexican Sellers. The obligations of the Mexican Sellers to effect the Transaction are subject to the satisfaction or waiver by the Mexican Sellers at or prior to the Closing of the following conditions:

(a) Representations and Warranties. The representations and warranties of Fuse Holding set forth herein shall be true and correct in all material respects (A) on the date hereof and (B) at the Closing.

(b) Performance of Obligations of Fuse Holding. Fuse Holding shall have performed in all material respects its obligations set forth in Section 3.2 (b) and (c) above.

ARTICLE V

Miscellaneous and General

5.1. Amendments in Writing. No amendment or modification of this Agreement shall be valid or binding unless set forth in writing and agreed by all parties.

5.2. Counterparts. This Agreement may be executed in counterparts, each such counterpart (including any facsimile or electronic document transmission of such counterpart) being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

5.3. Governing Law; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THEREOF. Each Party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of, or related to, this Agreement or the Transaction, exclusively in the United States District Court for the Central District of California or any California State court sitting in the County of Los Angeles (the “Chosen Courts”), and solely in connection with claims arising under this Agreement or the Transaction (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party hereto, and (d) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 5.4. Each Party hereto irrevocably designates C.T. Corporation as its agent and attorney-in-fact for the acceptance of service of process and making an appearance on its behalf in any such claim or proceeding and for the taking of all such acts as may be necessary or appropriate in order to confer jurisdiction over it before the Chosen Courts and each Party hereto stipulates that such consent and appointment is irrevocable and coupled with an interest. Each Party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of, or relating to, this Agreement or the Transaction. The Parties acknowledge that, by mutual agreement of a majority of the Mexican Sellers and Fuse Holding, they may elect alternative dispute resolution, including submission to arbitration in Los Angeles, California, under the rules of the American Arbitration Association or the Judicial Arbitration and Mediation Services, Inc.

5.4. Notices. Any notice, request, instruction or other document to be given hereunder by any Party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile or email to such persons and addresses as currently exist for such Parties or may be designated in writing by the Party to receive such notice.

5.5. Entire Agreement; No Other Representations. This Agreement (including Exhibits hereto, if any), constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations, and warranties, both written and oral, among the Parties with respect to the subject matter hereof. Each of Fuse Holding and the Mexican Sellers acknowledges that no Party has made any representation, express or implied, with respect to the accuracy, completeness, or adequacy of any available information except to the extent such information is specifically covered by the representations and warranties contained in Article II.

5.6. No Third-Party Beneficiaries. This Agreement is not intended to confer upon any person other than the Parties hereto any rights or remedies hereunder.

5.7. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

5.8. Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. The Parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

5.9. Assignment. This Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors, heirs, legal representatives, and permitted assigns. No Party may directly or indirectly assign any of its rights or delegate any of its obligations under this Agreement, by operation of law or otherwise, without the prior written consent of the other Parties.

5.10. Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement, no Party hereto, or any officer, director or affiliate of such Party, shall be liable to any person under this Agreement for any special, consequential, punitive, indirect or exemplary damages (including lost or anticipated revenues or profits relating to the same) arising from any claim relating to this Agreement (other than to the extent such damages are paid to a third party), whether such claim is based on warranty, contract, tort (including negligence or strict liability) or otherwise.

5.11. Transfer Taxes. Any transfer taxes levied on the transfer of shares hereunder shall be borne by the party so required by applicable law and such party shall file all necessary tax returns and other documentation with respect to such transfer taxes, and, if required by the applicable law, the other Party or Parties shall join in the execution of any such tax returns and other documentation.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Parties hereto as of the date first written above.

FUSE GROUP HOLDING, INC.	FUSE PROCESSING, INC.

BY: /s/UMESH PATEL	BY: /s/UMESH PATEL

NAME: UMESH PATEL	NAME: UMESH PATEL

ITS: CEO	ITS: CEO

CHOO KEAM HUI

By:/s/ CHOO KEAM HUI

Address:

I understand that the below certification as status of a U.S. or non-U.S. Person may be disclosed to the Internal Revenue Service by the Company and that any false statement contained herein could be punished by fine, imprisonment or both. Under penalties of perjury I declare that I have examined this certification as status of a U.S. or non-U.S. Person and to the best of my knowledge and belief it is true, correct and complete.

U.S. Person? Yes/No __No_____	(refer to Subsection 5.5(g))

TIA CHAI TECK

By: /s/TIA CHAI TECK

Address:

I understand that the below certification as status of a U.S. or non-U.S. Person may be disclosed to the Internal Revenue Service by the Company and that any false statement contained herein could be punished by fine, imprisonment or both. Under penalties of perjury I declare that I have examined this certification as status of a U.S. or non-U.S. Person and to the best of my knowledge and belief it is true, correct and complete.

U.S. Person? Yes/No ___No____	(refer to Subsection 5.5(g))

GOH HAU GUAN

By:/s/ GOH HAU GUAN

Address:

I understand that the below certification as status of a U.S. or non-U.S. Person may be disclosed to the Internal Revenue Service by the Company and that any false statement contained herein could be punished by fine, imprisonment or both. Under penalties of perjury I declare that I have examined this certification as status of a U.S. or non-U.S. Person and to the best of my knowledge and belief it is true, correct and complete.

U.S. Person? Yes/No ____No___	(refer to Subsection 5.5(g))

LIM HUI SING

By:/s/ LIM HUI SING

Address:

I understand that the below certification as status of a U.S. or non-U.S. Person may be disclosed to the Internal Revenue Service by the Company and that any false statement contained herein could be punished by fine, imprisonment or both. Under penalties of perjury I declare that I have examined this certification as status of a U.S. or non-U.S. Person and to the best of my knowledge and belief it is true, correct and complete.

U.S. Person? Yes/No ___No____	(refer to Subsection 5.5(g))

TEH BOON NEE

By:/s/ TEH BOON NEE

Address:

I understand that the below certification as status of a U.S. or non-U.S. Person may be disclosed to the Internal Revenue Service by the Company and that any false statement contained herein could be punished by fine, imprisonment or both. Under penalties of perjury I declare that I have examined this certification as status of a U.S. or non-U.S. Person and to the best of my knowledge and belief it is true, correct and complete.

U.S. Person? Yes/No __No_____	(refer to Subsection 5.5(g))

EXHIBIT A

SELLING SHAREHOLDERs OF the Company AND SHARE NUMBERS

Mexican Sellers	Number of shares of the Company to be delivered to Fuse Processing	Number of shares of Fuse Holding to be issued to Mexican Sellers
CHOO KEAM HUI	10	2,857,143
TIA CHAI TECK	10	2,857,143
GOH HAU GUAN	10	2,857,143
LIM HUI SING	10	2,857,143
TEH BOON NEE	10	2,857,143
Total:	50	14,285,715

EXHIBIT B TO SHARE EXCHANGE AGREEMENT

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

For Value Received ______________________________ hereby sells, assigns and transfer unto _____________________________, ___________________ (_____) shares of the Capital Stock of ________________________ represented by Certificate(s) Numbered _____ herewith, and do hereby irrevocably constitute and appoint _______________ attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated: ___________

Signature: ____________________.